UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 26, 2015

FEDERAL HOME LOAN BANK OF SAN FRANCISCO
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51398	94-6000630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 California Street
San Francisco, CA 94108
(Address of principal executive offices, including zip code)

(415) 616-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

On February 26, 2015, the Federal Home Loan Bank of San Francisco (the “Bank”) issued a member communication notifying members of amendments to the Bank’s Capital Plan, which will become effective April 1, 2015, and result in the following changes to the Bank’s stock purchase requirements:

•	lower the cap on the membership stock requirement to $15 million from $25 million;

•	lower the activity-based stock requirement to 3.0% from 4.7% for outstanding advances and to 3.0% from 5.0% for mortgage loans purchased and held by the Bank; and

•	change the authorized ranges for the activity-based stock requirement.

The Capital Plan amendments will also:

•
change the definition of “membership asset value” to clarify that, for members that do not file periodic regulatory reports, the Bank may rely on a member’s most recent financial statements or other financial information to determine the member’s membership asset value;

•
change the definition of “minimum stock retention requirement” to clarify that for former members under certain circumstances, the stock retention requirement is equal to the activity-based stock requirement only;

•
add a new provision to address the Federal Housing Finance Agency’s regulation on the voting rights of members in connection with the voluntary merger of the Bank with another Federal Home Loan Bank; and

•	make other clarifying and conforming changes.

The foregoing description of the amendments to the Capital Plan is qualified in its entirety by reference to a copy of the Capital Plan included herein as Exhibit 99.1 to this Current Report. The information being furnished pursuant to Item 3.03 of this Current Report on Form 8-K and contained in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

On February 26, 2015, the Bank notified its membership of the amendments to the Capital Plan as described above in Item 3.03. The information set forth above in Item 3.03 regarding amendments to the Capital Plan is hereby incorporated into this Item 7.01 by reference. A copy of the member notification is included herein as Exhibit 99.2 to this Current Report, and is incorporated into Item 7.01 by reference. The information being furnished pursuant to Item 7.01 of this Current Report on Form 8-K and contained in Exhibit 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Federal Home Loan Bank of San Francisco Capital Plan, as amended and restated effective April 1, 2015
	99.2	Bulletin No. 1470 (Amendments to the Bank’s Capital Plan) dated February 26, 2015, issued by the Federal Home Loan Bank of San Francisco

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of San Francisco

Date: February 26, 2015	By: /s/ Lisa B. MacMillen
Lisa B. MacMillen Executive Vice President and Chief Operating Officer

Exhibit Index

Exhibit No.	Description

99.1	Federal Home Loan Bank of San Francisco Capital Plan, as amended and restated effective April 1, 2015
99.2	Bulletin No. 1470 (Amendments to the Bank’s Capital Plan) dated February 26, 2015, issued by the Federal Home Loan Bank of San Francisco